Equity	12 Months Ended
Dec. 31, 2011
Equity

Note 17—Equity

Common Stock

The changes in our shares of common stock, as categorized in the equity section of the balance sheet, were:

	Shares
	2011	2010	2009
Issued
Beginning of year	1,740,529,279	1,733,345,558	1,729,264,859
Distributed under benefit plans	9,021,308	7,183,721	4,080,699

End of year	1,749,550,587	1,740,529,279	1,733,345,558

Held in Treasury
Beginning of year	272,873,537	208,346,815	208,346,815
Repurchase of common stock	155,453,382	64,526,722	—
Distributed under benefit plans	(475,696)	—	—
Transfer from grantor trust	36,029,405	—	—

End of year	463,880,628	272,873,537	208,346,815

Held in Grantor Trusts
Beginning of year	36,890,375	38,742,261	40,739,129
Repurchase of common stock	(157,470)	—	—
Distributed under benefit plans	(703,500)	(1,776,873)	(2,018,692)
Transfer to treasury stock	(36,029,405)	—	—
Other	—	(75,013)	21,824

End of year	—	36,890,375	38,742,261

Preferred Stock

We have authorized 500 million shares of preferred stock, par value $.01 per share, none of which was issued or outstanding at December 31, 2011 or 2010.

Noncontrolling Interests

At December 31, 2011 and 2010, we had outstanding $510 million and $547 million, respectively, of equity in less-than-wholly owned consolidated subsidiaries held by noncontrolling interest owners. The noncontrolling interest amounts are primarily related to operating joint ventures we control. The largest of these, amounting to $482 million and $520 million at December 31, 2011, and 2010, respectively, was related to Darwin LNG operations, located in Australia’s Northern Territory.

Preferred Share Purchase Rights

In 2002, our Board of Directors authorized and declared a dividend of one preferred share purchase right for each common share outstanding, and authorized and directed the issuance of one right per common share for any newly issued shares. The rights have certain anti-takeover effects. The rights will cause substantial dilution to a person or group that attempts to acquire ConocoPhillips on terms not approved by the Board of Directors. However, since the rights may either be redeemed or otherwise made inapplicable by ConocoPhillips prior to an acquirer obtaining beneficial ownership of 15 percent or more of ConocoPhillips’ common stock, the rights should not interfere with any merger or business combination approved by the Board of Directors prior to that occurrence. The rights, which expire June 30, 2012, will be exercisable only if a person or group acquires 15 percent or more of the company’s common stock or commences a tender offer that would result in ownership of 15 percent or more of the common stock. Each right would entitle stockholders to buy one one-hundredth of a share of preferred stock at an exercise price of $300. If an acquirer obtains 15 percent or more of ConocoPhillips’ common stock, then each right will be adjusted so that it will entitle the holder (other than the acquirer, whose rights will become void) to purchase, for the then exercise price, a number of shares of ConocoPhillips’ common stock equal in value to two times the exercise price of the right. In addition, the rights enable holders to purchase the stock of an acquiring company at a discount, depending on specific circumstances. We may redeem the rights in whole, but not in part, for one cent per right.